    As filed with the Securities and Exchange Commission on December 3, 1998
                                               Registration No. 333-____________

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                               CISCO SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

               CALIFORNIA                                 77-0059951
      (State or other jurisdiction           (IRS Employer Identification No.)
     of incorporation or organization)

             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
               (Address of principal executive offices) (Zip Code)

                                SUMMA FOUR, INC.
                             1995 STOCK OPTION PLAN
                            1993 STOCK INCENTIVE PLAN
                  INCENTIVE STOCK OPTION PLAN OF AUGUST 1, 1992
                   1993 DIRECTOR STOCK OPTION PLAN, AS AMENDED
                            (Full title of the Plans)

                                JOHN T. CHAMBERS
                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
                               CISCO SYSTEMS, INC.
             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
                     (Name and address of agent for service)
                                 (408) 526-4000
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE


=======================================================================================================
                                                          Proposed          Proposed
            Title of                                       Maximum           Maximum
           Securities                    Amount           Offering          Aggregate        Amount of
              to be                      to be             Price            Offering       Registration
           Registered                Registered(1)      per Share(2)         Price(2)          Fee
           ----------                -------------      ------------        ---------      ------------
 1995 STOCK OPTION PLAN
 Common Stock                       126,672 shares         $34.53        $4,373,984.16       $1,215.97

 1993 STOCK INCENTIVE PLAN
 Common Stock                        60,424 shares         $43.68        $2,639,320.32       $  733.73

 INCENTIVE STOCK OPTION PLAN OF
 AUGUST 1, 1992                      32,538 shares         $38.21        $1,243,276.98       $  345.63
 Common Stock

 1993   DIRECTOR   STOCK  OPTION
 PLAN, AS AMENDED
 Common Stock                         9,754 shares         $65.55        $  639,374.70       $  177.75

     Aggregate Registration Fee                                                              $2,473.08
=======================================================================================================


(1) This Registration Statement shall also cover any additional shares of Registrant's Common Stock which become issuable under the Summa Four, Inc. 1995 Stock Option Plan, the Summa Four, Inc. 1993 Stock Incentive Plan, the Incentive Stock Option Plan of August 1, 1992 and the Summa Four, Inc. 1993 Director Stock Option Plan, As Amended by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

               Cisco Systems, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

        (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended July 25, 1998 filed with the Commission on September 25, 1998, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

        (b) The Registrant's Current Reports on Form 8-K filed with the Commission on October 13, 1998, November 20, 1998 (for period date November 2, 1998) and November 20, 1998 (for period date November 4, 1998).

        (c) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with Commission on January 11, 1990, together with Amendment No.1 on Form 8-A/A filed with the Commission on February 15, 1990, and including any other amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock.

        (d) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with the Commission on June 11, 1998, including any amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's Preferred Stock Purchase Rights.

               All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

               Not Applicable.

Item 5.  Interests of Named Experts and Counsel

               Not Applicable.

Item 6.  Indemnification of Directors and Officers

               Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit indemnification (including reimbursement of expenses incurred) under certain circumstances for liabilities arising under the Securities Act of 1933, as amended, (the "1933 Act"). The Registrant's Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code. In addition, the Registrant has entered into Indemnification Agreements with each of its directors and officers.

Item 7. Exemption from Registration Claimed

               Not Applicable.

Item 8.  Exhibits


Exhibit Number  Exhibit
--------------  -------
        4       Instruments Defining the Rights of Stockholders. Reference is
                made to Registrant's Registration Statements No. 000-18225 on
                Form 8-A, together with the amendments and exhibits thereto, which are incorporated herein by reference pursuant to Items
                3(c) and 3(d).

        5       Opinion and consent of Brobeck, Phleger & Harrison LLP.

        23.1    Consent of PricewaterhouseCoopers LLP, Independent Accountants.

        23.2    Consent of Brobeck, Phleger & Harrison LLP is contained in
                Exhibit 5.

        24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

        99.1    Summa Four, Inc. 1995 Stock Option Plan.

        99.2    Form of 1995 Stock Option Plan -- Incentive Stock Option
                Agreement.

        99.3    Summa Four, Inc. 1993 Stock Incentive Plan.

        99.4    Form of 1993 Stock Incentive Plan -- Incentive Stock Option
                Agreement.

        99.5    Form of 1993 Stock Incentive Plan -- Non-Statutory Stock Option
                Agreement.

        99.6    Incentive Stock Option Plan of August 1, 1992.

        99.7    Form of Incentive Stock Option Plan of August 1, 1992 --
                Employee Option Agreement.

        99.8    Form of Incentive Stock Option Plan of August 1, 1992 --
                Incentive Stock Option Agreement.

        99.9    Form of Incentive Stock Option Plan of August 1, 1992 --
                Non-Statutory Stock Option Agreement.

        99.10   Summa Four, Inc. 1993 Director Stock Option Plan, As Amended.

        99.11   Form of 1993 Director Stock Option Plan -- Non-Statutory Stock
                Option Agreement.

        99.12   Form of Acceleration Waiver Letter Agreement.

        99.13   Form of Option Assumption Agreement (Employee).

        99.14   Form of Option Assumption Agreement (Director).


Item 9.  Undertakings

               A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Summa Four, Inc. 1995 Stock Option Plan, the Summa Four, Inc. 1993 Stock Incentive Plan, the Incentive Stock Option Plan of August 1, 1992 or the Summa Four, Inc. 1993 Director Stock Option Plan, As Amended.

               B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on this 3rd day of December, 1998.

                                   CISCO SYSTEMS, INC.


                                   By:  /s/ John T. Chambers
                                        -------------------------------
                                        John T. Chambers
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

               KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John T. Chambers and Larry R. Carter, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:


Signature                              Title                                            Date
---------                              -----                                            ----
/s/ John T. Chambers
-------------------------------        President, Chief Executive              December 3, 1998
John T. Chambers                       Office and Director
                                       (Principal Executive Officer)


/s/ Larry R. Carter
-------------------------------        Senior Vice President, Finance           December 3, 1998
Larry R. Carter                        and Administration, Chief Financial
                                       Officer and Secretary
                                       (Principal Financial and Accounting
                                       Officer)
/s/ John P. Morgridge
-------------------------------        Chairman of the Board and                December 3, 1998
John P. Morgridge                      Director



/s/ Donald T. Valentine
-------------------------------        Vice Chairman and Director               December 3, 1998
Donald T. Valentine

Signature                              Title                                            Date
---------                              -----                                            ----
/s/ James F. Gibbons
-------------------------------        Director                                 December 3, 1998
James F. Gibbons



/s/ Robert L. Puette
-------------------------------        Director                                 December 3, 1998
Robert L. Puette



/s/ Masayoshi Son
-------------------------------        Director                                 December 3, 1998
Masayoshi Son



/s/ Steven M. West
-------------------------------        Director                                 December 3, 1998
Steven M. West



/s/ Edward R. Kozel
-------------------------------        Director                                 December 3, 1998
Edward R. Kozel



/s/ Carol A. Bartz
-------------------------------        Director                                 December 3, 1998
Carol A. Bartz



/s/ James C. Morgan
-------------------------------        Director                                 December 3, 1998
James C. Morgan



/s/ Mary Cirillo
-------------------------------        Director                                 December 3, 1998
Mary Cirillo



/s/ Arun Sarin
-------------------------------        Director                                 December 3, 1998
Arun Sarin

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                               CISCO SYSTEMS, INC.

                                  EXHIBIT INDEX


Exhibit Number  Exhibit
--------------  -------
        4       Instruments Defining the Rights of Stockholders. Reference is
                made to Registrant's Registration Statements No. 000-18225 on
                Form 8-A, together with the amendments and exhibits thereto, which are incorporated herein by reference pursuant to Items
                3(c) and 3(d).

        5       Opinion and consent of Brobeck, Phleger & Harrison LLP.

        23.1    Consent of PricewaterhouseCoopers LLP, Independent Accountants.

        23.2    Consent of Brobeck, Phleger & Harrison LLP is contained in
                Exhibit 5.

        24 Power of Attorney. Reference is made to page II-4 of this Registration Statement.

        99.1    Summa Four, Inc. 1995 Stock Option Plan.

        99.2    Form of 1995 Stock Option Plan -- Incentive Stock Option
                Agreement.

        99.3    Summa Four, Inc. 1993 Stock Incentive Plan.

        99.4    Form of 1993 Stock Incentive Plan -- Incentive Stock Option
                Agreement.

        99.5    Form of 1993 Stock Incentive Plan -- Non-Statutory Stock Option
                Agreement.

        99.6    Incentive Stock Option Plan of August 1, 1992.

        99.7    Form of Incentive Stock Option Plan of August 1, 1992 -- Employee
                Option Agreement.

        99.8    Form of Incentive Stock Option Plan of August 1, 1992 --
                Incentive Stock Option Agreement.

        99.9    Form of Incentive Stock Option Plan of August 1, 1992 --
                Non-Statutory Stock Option Agreement.

        99.10   Summa Four, Inc. 1993 Director Stock Option Plan, As Amended.

        99.11   Form of 1993 Director Stock Option Plan -- Non-Statutory Stock
                Option Agreement.

        99.12   Form of Acceleration Waiver Letter Agreement.

        99.13   Form of Option Assumption Agreement (Employee).

        99.14   Form of Option Assumption Agreement (Director).